Nationwide Life Insurance Company:
o   MFS Variable Account
o   Nationwide Variable Account-3
o   Nationwide Variable Account4
o   Nationwide Variable Account-5
o   Nationwide Variable Account-7
o   Nationwide Variable Account-11

Nationwide Life and Annuity Insurance Company:
o   Nationwide VA Separate Account-A

                     Prospectus supplement dated May 1, 2004

--------------------------------------------------------------------------------
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
--------------------------------------------------------------------------------

The provisions relating to transfers among and between the sub-accounts are amended to reflect the following:

The contracts sold with this prospectus are not designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading"). A contract owner who wishes to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and attempts to deter) short-term trading in this contract because the frequent movement between or among sub-accounts may negatively impact other investors in the contract. Short-term trading can result in:

o the dilution of the value of the investors' interests in the underlying mutual fund;

o underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o    increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

U.S. Mail Restrictions

Nationwide monitors exchange activity in order to identify those engaged in harmful trading practices. On a daily basis, Nationwide examines transaction reports that identify contracts that could be engaging in harmful trading practices. A contract will appear on these reports if the contract owner (or a third party acting on their behalf) executes a certain number of "transfer events" in a given period. A "transfer event" is any valuation period on which allocations are moved between investment options, regardless of the quantity of reallocations. For example, if a contract owner moves contract value between 10 underlying mutual funds in one day, the entire reallocation only counts as one transfer event.

Nationwide's response to frequent trading activity depends on the contract's calendar year history of transfer events, as described in the following table:

--------------------------------------------- --------------------------------------------------------------------------------------
Trading Behavior                              Nationwide's Response
--------------------------------------------- --------------------------------------------------------------------------------------
--------------------------------------------- --------------------------------------------------------------------------------------
6 or more transfer events in one calendar     Nationwide will mail a letter to the contract owner notifying them that:
quarter                                       --------------------------------------------------------------------------------------
                                              (1) they have been identified as engaging in harmful trading practices; and

                                              (2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the contract owner will be limited to submitting transfer requests via U.S. mail.
--------------------------------------------- --------------------------------------------------------------------------------------
--------------------------------------------- --------------------------------------------------------------------------------------
More than 11 transfer events in 2             Nationwide will automatically limit the contract owner to submitting transfer
consecutive calendar quarters                 requests via U.S. mail.
OR
More than 20 transfer events in one
calendar year
--------------------------------------------- --------------------------------------------------------------------------------------

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1. Transfer events that were "unused" in previous calendar years may not be carried over into subsequent calendar years.

Nationwide may, at a later date, permit contract owners required to submit transfer requests via U.S. mail to submit transfer requests via the internet and/or telephone with a one-day delay. The result of the one-day delay is that the transfer will be price at approximately the same time as if the transfer had been submitted by U.S. mail. Transfers submitted with a one-day delay are irrevocable.

Managers of Multiple Contracts

Some third-party investment advisers manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners. These third-party advisers will automatically be required by Nationwide to submit all transfer requests via U.S. mail. Brokers of record who are granted authority to execute transfers in multiple contracts do not fall within Nationwide's definition of third-party advisers.

Nationwide may, at a later date, permit third-party advisers to submit transfer requests via the internet and/or telephone with a one-day delay, as described above.

Other Restrictions

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf).

Any restrictions that Nationwide implements will be applied consistently and uniformly.